UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2015 (November 23, 2015)

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36745	59-2262718
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

50 Health Sciences Drive Stony Brook, New York 11790 (Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 23, 2015, Applied DNA Sciences, Inc. (the “Company,” “we” or “us”) entered into a placement agency agreement (the “Placement Agreement”) with Maxim Group LLC (the “Placement Agent”) pursuant to which the Placement Agent agreed to serve as the sole placement agent, on a “reasonable best efforts” basis, in connection with the registered direct public offering of 2,500,000 shares (the “Shares”) of our common stock par value $0.001 (the “Common Stock”) at a price of $3.49 per share (the “Public Offering Price”) through the Placement Agent (the “Registered Direct Offering”). In a concurrent private placement, we agreed to sell through the Placement Agent warrants to purchase 1,250,000 shares of Common Stock at a price of $0.01 per warrant with an exercise price of $4.30 per share (the “Private Placement”). Also on November 23, 2015, to effect the Registered Direct Offering, we entered into securities purchase agreements (the “Securities Purchase Agreements”) with certain institutional investors named in the signature pages thereto (the “Purchasers”) pursuant to which we agreed to issue and sell the Shares directly to the Purchasers at the Public Offering Price.

We expect to receive aggregate net proceeds, after deducting Placement Agent fees and other estimated expenses related to the Registered Direct Offering and the Private Placement, in the amount of approximately $7.8 million. We intend to use the net proceeds from this offering for working capital, capital expenditures, business development and research and development expenditures and acquisitions of new technologies or businesses.

The closing of the Registered Direct Offering and the Private Placement is expected to take place on November 27, 2015, subject to customary closing conditions.

The Shares are being offered and sold to the public pursuant to our shelf registration statement on Form S-3, (File No. 333-202432) initially filed with the Securities and Exchange Commission (the “Commission”) on March 2, 2015 and declared effective on March 10, 2015 (the “Initial Registration Statement”), and an additional registration statement on Form S-3 filed with the Commission on November 23, 2015 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), and deemed effective upon filing (the “462(b) Registration Statement” and, together with the Initial Registration Statement, the “Registration Statements”). A prospectus supplement relating to the Registered Direct Offering was filed with the Commission on November 23, 2015.

The Securities Purchase Agreements contain customary representations, warranties and agreements by us and customary conditions to closing. Under the Securities Purchase Agreements, we have agreed not to enter into any agreement to issue or announce the issuance or proposed issuance of any common stock or common stock equivalents for a period of 90 days following the closing of the offering. In addition, we have also agreed with the Purchasers that for a period of 180 days following the closing of the offering, we will not effect or enter into an agreement to effect a “Variable Rate Transaction” as defined in the Securities Purchase Agreements.

In connection with this offering, we and each of our executive officers, directors and certain stockholders have agreed, subject to certain exceptions set forth in the lock-up agreements, not to sell, offer, agree to sell, contract to sell, hypothecate, pledge, grant any option to purchase, make any short sale of, or otherwise dispose of, directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for shares of our common stock, for 180 days from the date of the final prospectus supplement relating to this offering without the prior written consent of the Purchasers of a majority of the Shares sold in this offering in sales arranged by the Placement Agent. Notwithstanding the foregoing, if (a) we issue an earnings release or material news, or a material event relating to our company occurs, during the last 17 days of the lock-up period, or (b) prior to the expiration of the lock-up period, we announce that we will release earnings results during the 16-day period beginning on the last day of the lock-up period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings releases or the occurrence of the material news or material event, unless the placement agent waives that extension.

Pursuant to the Placement Agreement, we have agreed to pay the Placement Agent an aggregate cash placement fee equal to 7.0% of the gross proceeds in this offering from sales arranged for by the Placement Agent . In the event any investor is introduced by us, which we refer to as a Company Investor, the Placement Agent ’s cash placement fee on a Company Investor will be reduced to 3.5%. The maximum aggregate gross proceeds that Company Investors may invest in this offering is $2.0 million. Subject to certain conditions, we also have agreed to reimburse all travel and other out-of-pocket expenses of the Placement Agent in connection with this offering, including but not limited to legal fees. If the agreement terminates prior to the consummation of this offering, the Placement Agent will be entitled to reimbursement for its actual expenses subject to a maximum of $90,000. We have also agreed to pay the Placement Agent the amount of $25,000 as an expense advance, or the Advance. The Advance will be applied toward the cash placement fee. If this offering is terminated for any reason, any unused portion of the Advance will be returned to us.

We have agreed to pay the Placement Agent warrants to purchase that number of shares of common stock equal to 2.0% of the aggregate number of shares of Common Stock sold in this offering (the “Placement Agent Warrants”). Such Placement Agent Warrants have an exercise price equal to 115% of the Public Offering Price, and terminate on the five year anniversary of the closing of the Private Placement and the Registered Direct Offering. In addition, the Placement Agent Warrants provide for cashless exercise, up to two demand registration rights with respect to the underlying shares, with one being at our expense, for a period of five years from the date of issuance and they will provide for unlimited “piggyback” registration rights with respect to a five-year period commencing six months after the date of this offering. Such warrants shall not be transferable for 180 days from the date of the closing of the offering.

If we elect to terminate this offering for any reason other than for cause, which means the Placement Agent’s failure to provide the Placement services as contemplated, and, if within six months following the termination, we complete any financing of equity, equity-linked or debt or other capital raising activity (with certain exceptions, including but not limited to investment by Company Investors, up to a maximum of $2.0 million), then we will be required to pay to the placement agent upon the closing of the financing the cash placement fee described above.

The Placement Agreement contains customary representations, warranties and agreements by us and customary conditions to closing. We have agreed to indemnify the placement agent against certain liabilities, including liabilities under the Securities Act, and liabilities arising from breaches of representations and warranties contained in the placement agent agreement, or to contribute to payments that the placement agent may be required to make in respect of those liabilities.

Each Purchase Warrant will be exercisable beginning on the initial exercise date that is six months after the date of closing (the “Initial Exercise Date”) at an exercise price of $4.30 per share, subject to adjustment as provided therein. The Purchase Warrants will be exercisable for five years from the Initial Exercise Date, but not thereafter. Subject to limited exceptions, a holder of Purchase Warrants will not have the right to exercise any portion of its Purchase Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of our common stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to us, the holder may increase the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The exercise price and number of the shares of our common stock issuable upon the exercise of the Purchase Warrants will be subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization or similar transaction, as described in the Purchase Warrants. The Purchase Warrants and the shares of Common Stock issuable upon the exercise of the Purchase Warrants are not being registered under the Securities Act pursuant to the registration statement of which this prospectus supplement and the accompanying base prospectus form a part and are not being offered pursuant to this prospectus supplement and the accompanying base prospectus.

The Purchase Warrants and the shares of Common Stock issuable upon the exercise of the Purchase Warrants are being offered pursuant to an exemption from the registration requirement of the Securities Act provided in Section 4(a)(2) of the Securities Act and/or Regulation D. The Purchase Warrants and the shares of Common Stock issuable upon the exercise of the Purchase Warrants may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirement of the Securities Act.

After the Initial Exercise Date, if and only if no effective registration statement registering, or no current prospectus available for, the resale of the Purchase Warrants, the Purchasers may exercise the Purchase Warrants by means of a “cashless exercise.”

The foregoing descriptions of the Placement Agreement, the Securities Purchase Agreements, the Purchase Warrants and the Placement Agent Warrants are qualified in their entirety by reference to the full text of the Form of Purchase Warrant, the Form of Placement Agent Warrant, the Placement Agreement and the Form of Securities Purchase Agreement, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and incorporated herein by reference in their entirety.

We note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to any document that is incorporated by reference in this prospectus supplement or the accompanying base prospectus were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to or in favor of any stockholder or potential stockholder of the Company other than the parties thereto. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs at any time.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

The prospectus supplement relating to the Offering has been filed with the Commission and is available on the Commission’s web site at http://www.sec.gov. Copies of the prospectus supplement may also be obtained from Maxim Group LLC, 405 Lexington Avenue, New York, NY 10174, (212) 895-3745.

This report does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02. Unregistered Sale of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Purchase Warrants and the shares of Common Stock issuable upon the exercise thereof is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

4.1	Form of Purchase Warrant.
4.2	Form of Placement Agent Warrant.
5.1	Opinion of Pepper Hamilton LLP
10.1	Placement Agency Agreement by and between Applied DNA Sciences, Inc. and Maxim Group LLC, dated November 23, 2015.
10.2	Form of Securities Purchase Agreement.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2015	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Purchase Warrant.
4.2	Form of Placement Agent Warrant.
5.1	Opinion of Pepper Hamilton LLP
10.1	Placement Agency Agreement by and between Applied DNA Sciences, Inc. and Maxim Group LLC, dated November 23, 2015.
10.2	Form of Securities Purchase Agreement.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1 hereto)